EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MediaNet Group Technologies, Inc.., (the “Company”) for the three ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Mroczkowski, Chief Financial Officer, of the Company, certify that:

*  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

*  information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

Date: March 30, 2011

/s/ Mark Mroczkowski
Mark Mroczkowski
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.